EXHIBIT (b)

                              LETTER OF TRANSMITTAL
                        To Tender Shares of Common Stock
                                       of
                              CONCORD FABRICS INC.
                             at $7.875 Net Per Share

            Pursuant to the Offer to Purchase Dated August 4, 1999 by
                  Concord Merger Corp., a Delaware corporation

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  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
            TIME, ON AUGUST 31, 1999, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

      The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stockholder of the Company or his broker, dealer, commercial bank or other nominee to the Depository at one of its addresses set forth below.

                        The Depository for the Offer is:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

            By Mail:                By Overnight Courier Delivery:                By Hand:
                                       85 Challenger Road-Mail
      Post Office Box 3301                    Drop-Reorg                  120 Broadway, 13th Floor
   South Hackensack, NJ 07606         Ridgefield Park, NJ 07660              New York, NY 10271
Attn.: Reorganization Department   Attn.: Reorganization Department   Attn.: Reorganization Department

                                      By Facsimile Transmission:
                                            (201) 329-8936
                                        Confirm by Telephone:
                                            (201) 296-4860

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

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                         DESCRIPTION OF SHARES TENDERED
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                 Name(s) and Address(es) of Registered Holder(s)                   Share Certificate(s) and Share(s)
(Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s)   Tendered (Attach additional list if
                        and Share(s) Tendered) necessary)                                      necessary)
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
                                                                                       Total Number
                                                                     Share               of Shares             Number
                                                                  Certificate           Represented           of Shares
                                                                   Number(s)*        by Certificates**        Tendered
                                                               ---------------------------------------------------------

                                                               ---------------------------------------------------------

                                                               ---------------------------------------------------------

                                                               ---------------------------------------------------------

                                                               ---------------------------------------------------------

                                                               ---------------------------------------------------------
                                                               Total Number of
                                                               Common Shares
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* Need not be completed by stockholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the
Depository are being tendered hereby. See Instruction 4.

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

            This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or if delivery is to be made by book-entry transfer to the Depository's account at The Depository Trust Company or Philadelphia Depository Trust Company (each, a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in "The Tender Offer - 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITORY. BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY.

            Stockholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depository prior to the Expiration Date (as defined in "The Tender Offer - 1. Terms of the Offer" of the Offer to Purchase) or who cannot comply with the book-entry transfer procedures on a timely basis must tender their Shares according to the guaranteed delivery procedure set forth in "The Tender Offer - 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. See Instruction 2.

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITORY WITH ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: _________________________________________________

Check Box of Book-Entry Transfer Facility (check one):

      |_|   The Depository Trust Company        |_|   Philadelphia Depository
                                                      Trust Company

Account Number: ________________________________________________________________

Transaction Code Number: _______________________________________________________

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY SENT TO THE DEPOSITORY PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s): ________________________________________________

Window Ticket Number (if any): _________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ____________________________

Name of Institution that Guaranteed Delivery: __________________________________

      The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificates and number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

|_| CHECK HERE IF TENDER IS BEING MADE PURSUANT TO LOST, STOLEN, DESTROYED OR MUTILATED SECURITIES. SEE INSTRUCTION 11.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      The undersigned hereby tenders to Concord Merger Corp., a Delaware corporation ("Purchaser"), the above-described shares of Common Stock, par value $0.50 per share (collectively, the "Shares"), of Concord Fabrics Inc., a Delaware corporation (the "Company"), at $7.875 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 4, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or in part from time to time, to one or more of its affiliates, the right to purchase Shares tendered pursuant to the Offer.

      Subject to and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and irrevocably appoints the Depository the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates evidencing such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, upon receipt by the Depository, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

      The undersigned hereby irrevocably appoints Purchaser or any other designees of Purchaser, the attorneys and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights, including to exercise such voting and other rights as each such attorney and proxy or his (or her) substitute shall, in his (or her) sole discretion, deem proper, and otherwise act (including pursuant to written consent), with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser, which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), or written consent in lieu of such meeting, or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke all prior proxies and consents granted by the undersigned with respect to such Shares, and no subsequent proxy or power of attorney or written consent shall be given (and if given or executed, shall be deemed not to be effective) with respect thereto by the undersigned. Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser is able to exercise full voting and other rights with respect to such Shares (including voting at any meeting of stockholders then scheduled or acting by written consent without a meeting).

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby, and that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver any signature guarantees or additional documents deemed by the Depository or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

      The undersigned understands that tenders of Shares pursuant to any one of the procedures described in "The Tender Offer - 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

      Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Share Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share Certificates evidencing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any Share Certificates evidencing Shares not purchased (together with accompanying documents as appropriate) in the name(s) of, and deliver said check and/or return such Share Certificates to, the person or persons so indicated.

      Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting the account at the Book-Entry Transfer Facility designated above or as such stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

================================================================================

                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 1, 5, 6, and 7)

      To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue: |_| Check and/or |_| Certificate(s)

To:

Name: __________________________________________________________________________
                                 (Please Print)

Address: _______________________________________________________________________
                                 (Please Print)

________________________________________________________________________________
                                   (Zip Code)

________________________________________________________________________________
                 (Tax Identification or Social Security Number)
                            (See Substitute Form W-9)

|_| Check here if any of the Share Certificates that you own and wish to tender have been lost, destroyed or stolen. (See Instruction 11.)

Number of Shares represented by lost, destroyed or stolen certificates:
================================================================================

================================================================================

                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 5 and 7)

      To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered."

Mail: |_| Check and/or |_| Certificate(s)

To:

Name: __________________________________________________________________________
                                 (Please Print)

Address: _______________________________________________________________________
                                 (Please Print)

________________________________________________________________________________
                                   (Zip Code)

________________________________________________________________________________
                 (Tax Identification or Social Security Number)
                            (See Substitute Form W-9)

================================================================================

         (Please also complete the enclosed Substitute Form W-9 herein)

================================================================================
                             STOCKHOLDERS SIGN HERE
              (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

X_______________________________________________________________________________

X_______________________________________________________________________________
                         SIGNATURE(S) OF STOCKHOLDER(S)

Dated:____________________________________________________________________, 1999

Name(s)_________________________________________________________________________

________________________________________________________________________________
                             (Please Type or Print)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone No.:____________________________________________________

Employer Identification or Social Security Number:______________________________

                            GUARANTEE OF SIGNATURE(S)
                    (If Required - See Instructions 1 and 5)

________________________________________________________________________________
                              AUTHORIZED SIGNATURE

__________________________________          ____________________________________
               FULL TITLE                              NAME OF FIRM

________________________________________________________________________________
                           ADDRESS (INCLUDE ZIP CODE)

________________________________________________________________________________
                         AREA CODE AND TELEPHONE NUMBER

                                      Date:_______________________________, 1997

================================================================================

                                  INSTRUCTIONS
             (FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER)

            1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing, an "Eligible Institution"), except in cases where (a) the Letter of Transmittal is signed by the registered holder of the Shares tendered therewith and such holder has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal, or (b) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

            2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by stockholders either if Share Certificates are to be forwarded herewith or if a tender of Shares is to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Tender Offer - 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or confirmation ("Book-Entry Confirmation") of any book-entry transfer into the Depository's account at a Book-Entry Transfer Facility of Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal, must be received by the Depository, at one of the addresses set forth herein prior to the Expiration Date (as defined in "The Tender Offer - 1. Terms of the Offer" of the Offer to Purchase). If Share Certificates are forwarded to the Depository in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depository prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in "The Tender Offer - 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depository prior to the Expiration Date and (iii) the Share Certificates evidencing all physically tendered Shares (or Book-Entry Confirmation with respect to such Shares), as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depository within three American Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Tender Offer - 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

            THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITORY. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO INSURE TIMELY DELIVERY.

            No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

            3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

      4. Partial Tenders. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the old Share Certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depository will be deemed to have been tendered unless otherwise indicated.

      5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever. If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

      If any tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

      If this Letter of Transmittal is signed by the registered holder(s) of the Shares evidenced by Share Certificates listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to or Share Certificates evidencing Shares not tendered or purchased are to be issued in the name of a person other than the registered holder(s), in which case the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such certificates and stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the Share Certificate(s).

      Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal or any Share Certificates or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

      6. Stock Transfer Taxes. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificates evidencing Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if Share Certificates evidencing tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

      EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

      7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent and/or any Share Certificates are to be returned to someone other than the signer above, or to the signer above but at an address other than that shown in the box entitled "Description of Shares Tendered" on the first page hereof, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at any of the Book-Entry Transfer Facilities as such stockholder may designate under "Special Delivery Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

      8. Request for Assistance or Additional Copies. Requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from, the Information Agent or the Dealer Managers at the telephone numbers and address set forth below. Stockholders may also contact their broker, dealer, commercial bank or trust company.

      9. Waiver of Conditions. Except as otherwise provided in the Offer to Purchase, Purchaser reserves the right in its sole discretion to waive in whole or in part at any time or from time to time any of the specified conditions of the Offer or any defect or irregularity in tender with regard to any Shares tendered.

      10. Substitute Form W-9. The tendering stockholder is required to provide the Depository with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, whether he or she is subject to backup withholding of federal income tax. If a tendering stockholder is subject to backup withholding, he or she must cross out item (2) of the Certification Box on Substitute Form W-9. Failure to provide the information on Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depository is not provided with a TIN within 60 days, the Depository will withhold 31% of payments for surrendered Shares thereafter until a TIN is provided to the Depository.

      11. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder of a Share Certificate whose certificate(s) has been mutilated, lost, stolen or destroyed should (i) complete this Letter of Transmittal and check the appropriate box on this Letter of Transmittal and (ii) complete and return to the Depository any additional documentation, including the posting of any indemnity bond, requested by the Depository. If required by Purchaser, the holder will be required to post a bond in such reasonable amount as Purchaser may direct as indemnity against any claim that may be made against Purchaser or any of its respective affiliates with respect to such certificate(s).

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, OR AN AGENT'S MESSAGE IN THE CASE OF A BOOK-ENTRY DELIVERY, TOGETHER WITH CERTIFICATES (OR BOOK-ENTRY CONFIRMATION) AND ALL OTHER REQUIRED DOCUMENTS OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITORY ON OR PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

      Under federal tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depository (as payor) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's Social Security Number. If the Depository is not provided with the correct TIN or an adequate basis for exemption, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Offer.

      Certain stockholders (including, among others, certain corporations and foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depository. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

      If backup withholding applies, the Depository is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

      To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depository of his or her correct TIN by completing the Substitute Form W-9 contained herein, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that (1) the stockholder is exempt from backup withholding, (2) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends, or (3) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to backup withholding.

What Number to Give the Depository

      The stockholder is required to give the Depository the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depository is not provided with a TIN within 60 days, the Depository will withhold 31% of all payments of the purchase price until a TIN is provided to the Depository.

==============================================================================================================
                            ALL TENDERING STOCKHOLDERS MUST COMPLETE THE FOLLOWING:

                       PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, LLC, AS DEPOSITORY
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
SUBSTITUTE                    PART  I--PLEASE  PROVIDE  YOUR TIN IN THE BOX AT  RIGHT  AND    Social security
Form W-9                      CERTIFY BY SIGNING AND DATING BELOW                                number or

                                                                                            ______/______/_____
                                                                                                  Employer
                                                                                                identification
                                                                                                   number

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DEPARTMENT OF THE             NAME (PLEASE PRINT):  ___________________________             (If  awaiting  TIN
TREASURY INTERNAL                                                                           write "Applied
REVENUE SERVICE               ADDRESS:  _______________________________________             For")
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Payer's Request for           PART II--For Payees NOT subject to backup withholding, see the enclosed
Taxpayer Identification       Guidelines for Certification of Taxpayer Identification Number on Substitute
Number (TIN) and              Form W-9 and complete as instructed therein.
Certification
CITY:________________         --------------------------------------------------------------------------------
STATE:_______________
ZIP CODE:____________         CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

                              (1)  The number shown on this form is my correct Taxpayer Identification Number
                                   (or I am waiting for a number to be issued to me), and

                              (2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service
                                   ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
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                              CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received under notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

                              Signature:_________________________________     Dated:_________________, 1999
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

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9.

================================================================================

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature(s): _______________________________   Dated:________________________
================================================================================

                     The Information Agent for the Offer is:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY

                                 40 Wall Street

                                   46th Floor

                               New York, NY 10005

                        (800) 937-5449 or (212) 936-5100

                      The Dealer Manager for the Offer are:

                        FIRST UNION CAPITAL MARKETS CORP.

                              901 East Byrd Street

                                    3rd Floor

                               Richmond, VA 23219

                                 (800) 532-2916